                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 27, 1996
                                                 ------------------------------




                             Provident Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Ohio                         1-8019              31-0982792
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)     Identification No.)


One East Fourth Street, Cincinnati, Ohio                       45202
--------------------------------------------------------------------------------
    (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code  (513) 579-2000
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

         On November 27, 1996, Provident Capital Trust I, a Delaware statutory business trust (the "Trust"), issued 100,000 of its 8.60% Capital Securities (liquidation amount $1,000 per Capital Security)(the "Capital Securities"). The Registrant, Provident Bancorp, Inc. (the "Company"), owns all of the beneficial ownership interests represented by the common securities of the Trust. The Trust is a grantor trust that exists for the sole purpose of issuing the Capital Securities and the common securities of the Trust and investing the proceeds in 8.60% Junior Subordinated Debentures due 2026 of the Company. The Junior Subordinated Debentures were issued on November 27, 1996.

         The Capital Securities represent undivided beneficial ownership interests in the Trust and will be effectively guaranteed by the Company. The assets of the Trust consist solely of the Junior Subordinated Debentures. Repayment on the Capital Securities by the Trust is wholly reliant on the Company's ability to meet its obligations under the Junior Subordinated Debentures.

         The securities were sold in a private offering to qualified institutional buyers in the United States in reliance on Rule 144A promulgated under the Securities Act of 1933 (the "Securities Act"), certain institutional accredited investors, as defined in Regulation D under the Securities Act and pursuant to offers and sales that occurred outside the United States, within the meaning of Regulation S under the Securities Act.

         The Capital Securities were issued with registration rights. A Registration Statement will be filed with the Securities and Exchange Commission within 150 days of November 27, 1996 to exchange the Capital Securities with registered securities that are substantially identical.

         The Capital Securities have an annual dividend rate of 8.60%, mature in 2026 and are callable in ten years at a premium of 104.30 that declines ratably over the next ten years. The Capital Securities will be included in the computation of the Company's Tier I Regulatory Capital.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits.

                  1 Purchase Agreement dated November 22, 1996 by and among Provident Capital Trust I, Provident Bancorp, Inc. and the Initial Purchasers named therein.

                  4.1 Indenture dated as of November 27, 1996 between Provident Bancorp, Inc. and The Bank of New York, as Trustee, relating to the Junior Subordinated Debentures due 2026.

                  4.2    Certificate of Trust of Provident Capital Trust I

                  4.3 Amended and Restated Declaration of Trust of Provident Capital Trust I dated as of November 27, 1996.

                  4.4 Guarantee Agreement of Provident Capital Trust I dated as of November 27, 1996

                  4.5    Form of Junior Subordinated Debenture (contained in
                         Exhibit 4.1)

                  4.6 Registration Rights Agreement dated as of November 27, 1996 by and among Provident Capital Trust I, Provident Bancorp, Inc. and Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Keefe Bruyette & Woods, Inc. and McDonald & Company Securities, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROVIDENT BANCORP, INC.


Date:  December 13, 1996                    By:  /s/ Mark E. Magee
                                               --------------------
                                                     Mark E. Magee
                                                     Vice President and
                                                     General Counsel